Exhibit 10.14

                             SECURITY AGREEMENT

          This Security Agreement is made as of November 30, 2001, between Noveon Holdings, Inc., a Delaware corporation ("Pledgee") and Steven J. Demetriou ("Pledgor").

                                 Recitals
                                 --------

Pursuant to a Management Subscription Agreement, dated November 30, 2001, by and between Pledgor and Pledgee (the "Subscription Agreement"), Pledgor has purchased 10,000 shares of Pledgee's common stock (the "Shares") at a price of $100.00 per share, for a total purchase price of $1,000,000.00. Pledgor has paid for the Shares with the proceeds of a loan from the Pledgee, the terms of which are set forth in a promissory note, of even date herewith, in the principal amount of $1,000,000.00 made by the Pledgor in favor of the Pledgee (as amended or otherwise modified from time to time, the "Note").

          NOW, THEREFORE, it is agreed as follows:

     1. Creation and Description of Security Interest. In consideration of the loan by Pledgee to Pledgor, Pledgor hereby pledges all of such Shares (herein sometimes referred to as the "Collateral") represented by certificate number 127, duly endorsed in blank or with executed stock powers, and herewith delivers said certificate to Pledgee, who shall hold said certificate subject to the terms and conditions of this Security Agreement.

          The Shares (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgee as security for the repayment of the Note and all obligations under the Note (whether for principal, interest or otherwise) and all extensions or renewals thereof and the Pledgee shall not encumber, transfer or otherwise dispose of such Shares except in accordance with the provisions of this Security Agreement.

     2. Pledgor's Representations and Covenants. To induce Pledgee to enter into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

          a. Payment of Indebtedness. Pledgor will pay the principal sum of the Note secured hereby, together with interest thereon and all other obligations thereunder, at the time and in the manner provided in the Note.

          b. Encumbrances. The Shares are free of all other encumbrances, defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

          c. Margin Regulations. In the event that Pledgee's common stock is now or later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

     3. Voting Rights. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

     4. Stock Adjustments. In the event that during the term of the pledge any stock dividend, reclassification, readjustment or other change is declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. Pledgor and Pledgee shall cooperate and execute such documents as are reasonable so as to provide for the addition to or substitution of such Collateral and, upon such addition or substitution, references to "Shares" in this Security Agreement shall include all such new, substituted or additional shares or other securities of Pledgor as a result thereof.

     5. Options and Rights. In the event that, during the term of this pledge, subscription options or other rights or options shall be issued in connection with the pledged Shares, such rights and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgee shall be immediately delivered to Pledgee, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

     6. Default. Pledgor shall be deemed to be in default of the Note and of this Security Agreement in the event (each such event, an "Event of Default"):

          a. Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more;

          b. Pledgor fails to perform any of the covenants set forth in the Subscription Agreement or contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee; or

          c.  Pledgor  shall  be  subject  to  any  proceeding   under  any
bankruptcy or insolvency laws.

          In the case of an Event of Default, as set forth above, Pledgee shall have the right to accelerated payment of the Note upon notice to Pledgor without presentment or other formality and Pledgee shall thereafter be entitled to pursue its remedies under the New York Uniform Commercial Code including without limitation its rights to collect any deficiency. In case of any Event of Default described in (c) above, the Note shall automatically be accelerated without presentment or other formality.

     7. Release of Collateral. The within pledge of Shares shall continue until the payment of all indebtedness secured hereby, at which time the pledged Shares shall be promptly delivered to Pledgor.

     8. Withdrawal or Subscription of Collateral. Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

     9. Insolvency. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against him, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of an Event of Default.

     10. Pledgee Liability. In the absence of willful or gross negligence, Pledgee shall not be liable to any party for any of his acts, or omissions to act, as Pledgee.

     11. Invalidity of Particular Provisions. Pledgor and Pledgee agree that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

     12. Successors or Assigns. Pledgor and Pledgee agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

     13. Governing Law. This Security Agreement shall be interpreted and governed under the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                    PLEDGOR

                                    By: /s/ Steven J. Demetriou
                                        --------------------------------
                                        Steven J. Demetriou

                                    Address: 1300 W. 9th St. #11
                                             ---------------------------
                                             Cleveland, OH 44113
                                             ---------------------------

                                             ---------------------------


                                    PLEDGEE

                                    NOVEON HOLDINGS, INC.


                                    By: /s/ Christopher R. Clegg
                                        --------------------------------
                                        Christopher R. Clegg, Senior Vice
                                          President and Secretary